SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C.  20549

                                FORM 8-K

                             CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934


Date of Report
(Date of earliest event reported)   November 12, 1997


                      L.B. FOSTER COMPANY
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       (Exact name of registrant as specified in its charter)



       DELAWARE   	              0-1043                25-1324733
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(State or other jurisdiction (Commission File No.)  (IRS Employer
of incorporation)			                           			  Identification No.)


415 HOLIDAY DRIVE, PITTSBURGH, PENNSYLVANIA     15220
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(Address of principal executive offices)      (Zip Code)


Registrant's telephone number,
including area code	              412-928-3417
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(Former name or former address, if changed since last report.)
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Item 2.   Acquisition or Disposition of Assets.

On November 12, 1997, L.B. Foster Company (the "Registrant") acquired: (i) the equipment, inventory, receivables and miscellaneous assets of Precise Fabricating Corporation, a Massachusetts corporation ("Precise" ), and (ii) the real estate in Georgetown, Massachusetts owned by F&G Realty Trust, a Massachusetts trust ("F&G"), which Precise utilized to conduct its business of fabricating metal products. F&G and Precise are collectively referred to as "Sellers". The foregoing acquisition (the "Acquisition") was effected in accordance with the Asset Purchase Agreement dated as of November 12, 1997 by and among Registrant and Sellers (the "Agreement").

Registrant intends to continue to utilize the acquired assets for the purpose of fabricating metal products.

The purchase price for the land, buildings, equipment, furniture, fixtures, miscellaneous assets and good will was $3,647,981. The Registrant also agreed to pay the estimated book value of Precise's inventory and up to the ninety-six percent (96%) of the face amount of Precise's receivables.

The purchase price was paid, in part, at closing by: (i) a cash payment of $3,695,938, of which $500,000 was deposited into an escrow account to secure Sellers' obligations under the
Agreement; and (ii)  the assumption by the Registrant of certain of Precise's liabilities, primarily accounts payable and an industrial revenue bond, in the amount of $1,520,449. The cash payment at Closing included eighty percent (80%) of the value of inventory and sixty percent (60%) of the face value of receivables. Twenty percent (20%) of the book value of the inventory was withheld pending the completion of a post-closing audit designed to verify the actual final inventory value. Thirty-six percent (36%) of the face value of receivables was withheld and will be paid by Registrant as and if receivables are collected, in the manner set forth in the Agreement.

Registrant obtained funds for this transaction under its existing loan agreement from its banking group comprised of Mellon Bank, N.A., PNC Bank and Corestates Bank, N.A.


Item 7.     Financial Statement, Pro Forma Financial Information and Exhibits

	(a)(b)	It is impracticable to provide the financial statements
and pro forma financial information required in respect of the Acquisition at the time that this Current Report on Form 8-K is being filed. Such financial statements and pro forma financial information will be filed on or prior to January 26, 1998, if required by Item 7.

	(c)	       Exhibits

            (1) 	Asset Purchase Agreement, dated November 12, 1997, by and
                 among the Registrant, Precise and F&G

                                SIGNATURES


	Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.


                             		     L.B. FOSTER COMPANY

                                    By: /s/Roger F. Nejes
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                                         Roger F. Nejes

                                    Title:  Senior Vice President and Chief
                                            Financial Officer

Date:  November 25, 1997
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